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                                                                     EXHIBIT 4.3

                                                                  Execution Copy

                     BERKSHIRE HATHAWAY FINANCE CORPORATION

                    $300,000,000 3.40% SENIOR NOTES DUE 2007
                    $150,000,000 5.10% SENIOR NOTES DUE 2014

         UNCONDITIONALLY AND IRREVOCABLY GUARANTEED AS TO THE PAYMENT OF PRINCIPAL AND INTEREST (INCLUDING SPECIAL INTEREST, IF ANY) BY

                             BERKSHIRE HATHAWAY INC.

                                      -----

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                    September 20, 2004

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

      Berkshire Hathaway Finance Corporation, a Delaware corporation (the "Issuer"), proposes to issue and sell to the Purchaser (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $300,000,000 aggregate principal amount of its 3.40% Senior Notes due July 2, 2007 (the "Additional 2007 Notes") and $150,000,000 aggregate principal amount of its 5.10% Senior Notes due July 15, 2014 (the "Additional 2014 Notes" and, together with the Additional 2007 Notes, the "Notes"), which are unconditionally and irrevocably guaranteed as to the payment of principal and interest (including special interest, if any) by Berkshire Hathaway Inc., a Delaware corporation (the "Guarantor").

      On July 19, 2004, the Issuer issued $400,000,000 aggregate principal amount of its 3.40% Senior Notes due July 2, 2007 (the "Initial 2007 Notes") and $250,000,000 aggregate principal amount of its 5.10% Senior Notes due July 15, 2014 (the "Initial 2014 Notes" and, together with the Initial 2007 Notes, the "Initial Notes"), which are unconditionally and irrevocably guaranteed as to the payment of principal and interest (including special interest, if any) by the Guarantor. The Notes and the Initial Notes will be part of the same series of debt securities under the Indenture (as defined below) and will bear the same CUSIP and ISIN numbers. In connection with the issuance of the Initial Notes, the Issuer, the Guarantor and the Purchaser entered into an Exchange and Registration Rights Agreement dated as of July 19, 2004 (the "Initial Registration Rights Agreement"), pursuant to which the Issuer and the Guarantor agreed to either offer to exchange the Initial Notes for substantially similar notes that are registered under the Securities Act (as defined below) or, in certain circumstances, register the resale of the Initial Notes under the Securities Act.

      As an inducement to the Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchaser thereunder, the Issuer and the

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Guarantor, jointly and severally, agree with the Purchaser for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

      1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this "Agreement"), the following terms shall have the following respective meanings:

      "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

      The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

      "Closing Date" shall mean the date on which the Securities are initially issued.

      "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

      "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

      "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

      "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

      "Exchange Registration" shall have the meaning assigned thereto in Section 3(c) hereof.

      "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

      "Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

      The term "holder" shall mean each of the Purchaser and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

      "Indenture" shall mean the Indenture dated as of December 22, 2003 among the Issuer, the Guarantor and J.P. Morgan Trust Company, National Association, as Trustee, as the same shall be amended from time to time.

      "Initial Closing Date" shall mean July 19, 2004.

      "NASD Rules" shall have the meaning assigned thereto in Section 3(d)(xiv) hereof.

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      "Notice and Questionnaire" means a Notice of Registration Statement and
   Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

      The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

      "Purchase Agreement" shall mean the Purchase Agreement dated September 13, 2004 among the Purchaser, the Guarantor and the Issuer relating to the Securities.

      "Purchaser" shall mean Goldman, Sachs & Co.

      "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
   Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5 and 7 until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuer or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

      "Registration Default" shall have the meaning assigned thereto in Section 2(c) hereof.

      "Registration Default Period" shall have the meaning assigned thereto in
   Section 2(c) hereof.

      "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

      "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

      "Restricted Holder" shall mean (i) a holder that is an affiliate of the Issuer within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and
   (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuer.

      "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

      "Securities" shall mean, collectively, the Notes to be issued and sold to the Purchaser, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of the Guarantee, dated as of September 20, 2004,

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   provided by the Guarantor for the benefit of the holders of the Securities
   (the "Guarantee") and, unless the context otherwise requires, any reference herein to a "Security," an "Exchange Security" or a "Registrable Security" shall include a reference to the related Guarantee.

      "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

      "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

      "Shelf Registration Statement" shall have the meaning assigned thereto in
   Section 2(b) hereof.

      "Special Interest" shall have the meaning assigned thereto in Section 2(c) hereof.

      "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

      Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

            2. Registration Under the Securities Act.

      (a) Except as set forth in Section 2(b) below, the Issuer and the Guarantor agree to file under the Securities Act, as soon as practicable, but no later than 90 days after the Initial Closing Date, a registration statement relating to an offer to exchange (such registration statement, which shall be the same registration statement under which the Initial Notes shall be registered pursuant to the Initial Registration Rights Agreement, the "Exchange Registration Statement", and such offer, which shall be the same exchange offer by which the Initial Notes are exchanged pursuant to the Initial Registration Rights Agreement, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Issuer and guaranteed by the Guarantor, which debt securities and guarantee are substantially identical to the Securities and the related Guarantee, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such new debt securities hereinafter called "Exchange Securities"). The Issuer and the Guarantor agree to use their best efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 180 days after the Initial Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Issuer and the Guarantor further agree to use their best efforts to commence and complete the Exchange Offer promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to

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   have been "completed" only if the debt securities and related guarantee received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Issuer having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Issuer having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Issuer and the Guarantor agree (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 5(a), (c), (d) and (e) hereof.

      (b) If (i) on or prior to the time the Exchange Offer is completed existing Commission interpretations are changed such that the debt securities or the related guarantee received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer has not been completed within 225 days following the Initial Closing Date or (iii) the Exchange Offer is not available to the Purchaser for any Securities acquired directly from the Issuer and the Guarantor, the Issuer and the Guarantor shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act as soon as practicable, but no later than the later of 30 days in the case of clause (i) or (ii) and 90 days in the case of clause (iii) after the time such obligation to file arises, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, which shall be the same shelf registration filing by which the Initial Notes may be registered pursuant to the Initial Registration Rights Agreement, the "Shelf Registration" and such registration statement, which shall be the same shelf registration statement under which the Initial Notes may be registered pursuant to the Initial Registration Rights Agreement, the "Shelf Registration Statement"). The Issuer and the Guarantor agree to use their best efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Initial Closing Date or such time as there are no longer any Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such

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   holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this Clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(d)(ii) and 3(d)(iii) hereof.

      (c) In the event that (i) the Issuer and the Guarantor have not filed the Exchange Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Issuer or the Guarantor or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 7(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period.

      (d) The Issuer and the Guarantor shall each take all actions reasonable and necessary to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions reasonable and necessary to register the Guarantee under the registration statement contemplated in Section 2(a) or 2(b) hereof, as applicable.

      (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

      (f) Each holder of Registrable Securities hereby acknowledges and agrees that any broker-dealer and any such holder using the Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of Exchange Securities obtained by such holder in exchange for Registrable Securities acquired by such holder directly from the Issuer or one of its affiliates. Accordingly, the Issuer's obligation to accept for exchange a holder's

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   Registrable Securities tendered in the Exchange Offer shall be conditioned upon such holder representing to the Issuer that, at the time of the consummation of the Exchange Offer:

            (i) that any Exchange Securities received by such holder will be acquired in the ordinary course of such holder's business;

            (ii) that such holder will have no arrangement or understanding with any person to participate in the distribution of the Exchange Securities within the meaning of the Act;

            (iii) that such holder is not an affiliate of the Issuer; and

            (iv) that if such holder is a broker-dealer that it will receive Exchange Securities for its own account in exchange for Registrable Securities acquired as a result of market making activities or other trading activities and acknowledges that such holder will deliver a prospectus in connection with any resale of the Exchange Securities.

      3. Registration Procedures.

            If the Issuer and the Guarantor file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

     (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Issuer and the Guarantor shall qualify the Indenture under the Trust Indenture Act of 1939.

     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuer and the Guarantor shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (c) In connection with the Issuer's and the Guarantor's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Issuer and the Guarantor shall, as soon as practicable (or as otherwise specified):

            (i) prepare and file with the Commission, as soon as practicable but no later than 90 days after the Initial Closing Date, an Exchange Registration Statement on any form which may be utilized by the Issuer and the Guarantor and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 180 days after the Initial Closing Date;

            (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of

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      such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

            (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing if so requested by any such broker-dealer, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Issuer or the Guarantor of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (iv) in the event that the Issuer or the Guarantor would be required, pursuant to Section 3(c)(iii)(E) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; each such broker-dealer agrees that upon receipt of any notice from the Issuer or the Guarantor pursuant to Section 3(c)(iii)(E) hereof, such broker-dealer shall forthwith discontinue the disposition of Exchange Securities pursuant to such defective prospectus until such broker-dealer shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuer or the Guarantor, such broker-dealer shall deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such broker-dealer's possession of the prospectus covering such Exchange Securities at the time of receipt of such notice;

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            (v) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

            (vi) use its best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Issuer nor the Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi),
      (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

            (vii) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

            (viii) provide CUSIP and ISIN numbers for all Exchange Securities, not later than the applicable Effective Time; provided that the Issuer and the Guarantor shall use their best efforts to ensure that, upon completion of the Exchange Offer, (x) the Exchange Securities issued in exchange for the Additional 2007 Notes bear the same CUSIP and ISIN numbers as those assigned to the Initial 2007 Notes upon the exchange or registration thereof pursuant to an effective exchange or shelf registration statement filed under the Securities Act, and (y) the Exchange Securities issued in exchange for the Additional 2014 Notes bear the same CUSIP and ISIN numbers as those assigned to the Initial 2014 Notes upon the exchange or registration thereof pursuant to an effective exchange or shelf registration statement filed under the Securities Act; and

            (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earning statement of the Guarantor and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Guarantor, Rule 158 thereunder).

     (d) In connection with the Issuer's and the Guarantor's obligations with respect to the Shelf Registration, if applicable, the Issuer and the Guarantor shall, as soon as practicable (or as otherwise specified):

            (i) prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Issuer and the Guarantor and which shall register all of the Registrable Securities for resale by the holders thereof in

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      accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b);

            (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Issuer by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Issuer;

            (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Issuer and the Guarantor shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuer;

            (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

            (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

            (vi) promptly notify each of the Electing Holders, and confirm such advice in writing if so requested by any such Electing Holder, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf

      Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Issuer or the Guarantor of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (vii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

            (viii) furnish to each Electing Holder a conformed copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto, upon request, and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and the Issuer and the Guarantor hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder, in the form most recently provided to such person by the Issuer or the Guarantor, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

            (ix) use best efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that neither the Issuer nor the Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(ix), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

            (x) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

            (xi) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

            (xii) provide CUSIP and ISIN numbers for all Registrable Securities, not later than the applicable Effective Time;

            (xiii) notify in writing each holder of Registrable Securities of any amendment or waiver of any provision of this Agreement effected pursuant to Section 7(h) hereof, which notice shall contain the text of the amendment or waiver effected;

            (xiv) in the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the Rules of the National Association of Securities Dealers, Inc., as amended from time to time (or any successor provision thereto) (the "NASD Rules")) of the Issuer or the Guarantor or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuer and the Guarantor shall provide such nonconfidential information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules;

            (xv) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Guarantor and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Guarantor, Rule 158 thereunder); and

            (xvi) use their best efforts to ensure that, upon resale of the Notes under the Shelf Registration, (x) the Additional 2007 Notes bear the same CUSIP and ISIN numbers as those assigned to the Initial 2007 Notes upon the exchange or registration thereof pursuant to an effective exchange or shelf registration statement filed under the Securities Act, and (y) the Additional 2014 Notes bear the same CUSIP and ISIN numbers as those assigned to the Initial 2014 Notes upon the exchange or registration thereof pursuant to an effective exchange or shelf registration statement filed under the Securities Act.

      (e) In the event that the Issuer or the Guarantor would be required, pursuant to Section 3(d)(vi)(E) above, to notify the Electing Holders, the Issuer and the Guarantor shall without delay prepare and furnish to each of the Electing Holders, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Issuer or the Guarantor pursuant to Section 3(d)(vi)(E) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuer or the Guarantor, such Electing Holder shall deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

      (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Issuer may require such Electing Holder to furnish to them such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Issuer as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Issuer or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuer any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      (g) Until the expiration of two years after the Closing Date, the Issuer and the Guarantor will not, and will not permit any of their respective "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

      4. Registration Expenses.

            The Issuer agrees to bear and to pay or cause to be paid promptly all expenses incurred in connection with the Issuer's and the Guarantor's performance of or compliance with this Agreement ("Registration Expenses"). Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel, other advisors or experts retained by or acting on behalf of such holders (severally or jointly).

      5. Indemnification.

      (a) Indemnification by the Issuer and the Guarantor. The Issuer and the Guarantor, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer or the Guarantor to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and if the Purchaser selects a single law firm acceptable to the Issuer and the Guarantor (whose acceptance shall not be unreasonably withheld) to represent such holder, such Electing Holder, such agent and such underwriter in connection with investigating or defending any such action or claim, the Issuer and the Guarantor will reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred; provided, however, that neither the Issuer nor the Guarantor shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer by such person expressly for use therein.

      (b) Indemnification by the Holders and any Agents and Underwriters. The Issuer may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof that each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder's Registrable Securities in such registration statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of such Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Issuer, the Guarantor, and all other holders of Registrable

   Securities, against any losses, claims, damages or liabilities to which the Issuer, the Guarantor or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Issuer and the Guarantor for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 5(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

      (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the holders of Registrable Securities or any agents or underwriters or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the holders of Registrable Securities and any agents or underwriters or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the principal amount Registrable Securities registered or underwritten, as the case may be, by them and not joint.

      (e) The obligations of the Issuer and the Guarantor under this Section 5 shall be in addition to any liability which the Issuer or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 5 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer or the Guarantor (including any person who, with his consent, is named in any registration statement as about to become a director of the Issuer or the Guarantor) and to each person, if any, who controls the Issuer within the meaning of the Securities Act.

      6. Rule 144.

         The Issuer and the Guarantor covenant to the holders of Registrable Securities that to the extent they shall be required to do so under the Exchange Act, the Issuer and the

Guarantor shall timely file the reports required to be filed by them under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Issuer and the Guarantor shall deliver to such holder a written statement as to whether they have complied with such requirements.

      7. Miscellaneous.

      (a) No Inconsistent Agreements. The Issuer and the Guarantor, jointly and severally, represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

      (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Issuer or the Guarantor fails to perform any of its obligations hereunder and that the Purchaser and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchaser and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Issuer and the Guarantor under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

      (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Issuer or the Guarantor, to such party at 1440 Kiewit Plaza, Omaha, Nebraska 68131, and if to a holder, to the address of such holder set forth in the security register or other records of the Issuer, or to such other address as the Issuer or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

      (d) Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

      (e) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder and the consummation of an Exchange Offer.

      (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

      (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement, including this
   Section 7(h), may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuer, the Guarantor and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time out-standing. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 7(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

      (i) Inspection. Until the transfer of all Registrable Securities pursuant to an Exchange Offer or Shelf Registration Statement, as applicable, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Issuer at the address thereof set forth in Section 7(c) above and at the office of the Trustee under the Indenture.

      (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

            If the foregoing is in accordance with your understanding, please sign and return to us one for each of the Issuer, the Guarantor and the Purchaser plus one for each of their respective counsel counterparts hereof, and upon the acceptance hereof by the Purchaser, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchaser, the Guarantor and the Issuer.

                                          Very truly yours,

                                          BERKSHIRE HATHAWAY FINANCE CORPORATION

                                          By:___________________________________
                                             Name:
                                             Title:

                                          BERKSHIRE HATHAWAY INC.

                                          By:___________________________________
                                             Name:
                                             Title:

Accepted as of the date hereof:
_______________________________
(Goldman, Sachs & Co.)

                                                                       EXHIBIT A

                     BERKSHIRE HATHAWAY FINANCE CORPORATION

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE] *

The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Berkshire Hathaway Finance Corporation (the "Issuer") [TITLE OF SECURITIES] (the "Securities"), which are unconditionally and irrevocably guaranteed by Berkshire Hathaway Inc. (the "Guarantor"), are held.

The Issuer and the Guarantor are in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [________] at the Issuer, 1440 Kiewit Plaza, Omaha, Nebraska 68131, Telephone: (402) 346-1400.

__________________
*Not less than 28 calendar days from date of mailing.

                     BERKSHIRE HATHAWAY FINANCE CORPORATION

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the "Agreement") among Berkshire Hathaway Finance Corporation (the "Issuer"), Berkshire Hathaway Inc. (the "Guarantor") and the Purchaser named therein. Pursuant to the Agreement, the Issuer has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer's [TITLE OF SECURITIES] which are unconditionally and irrevocably guaranteed by the Guarantor (the "Securities"). A copy of the Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Issuer's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "Registrable Securities" is defined in the Agreement.

                                    ELECTION

The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Agreement, including, without limitation, Section 5 of the Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuer the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.

The Selling Securityholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1) (a) Full Legal Name of Selling Securityholder:
        ________________________________________________________________________

   (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:
        ________________________________________________________________________

   (c)  Full Legal Name of DTC Participant (if applicable and if not the same as
        (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:
        ________________________________________________________________________

(2)     Address for Notices to Selling Securityholder:

                                ________________________
                                ________________________
                                ________________________
        Telephone:              ________________________
        Fax:                    ________________________
        Contact Person:         ________________________

(3)     Beneficial Ownership of Securities:

        Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

   (a) Principal amount of Registrable Securities beneficially owned:__________ CUSIP No(s). of such Registrable Securities: ___________________________

   (b) Principal amount of Securities other than Registrable Securities beneficially owned:
        ________________________________________________________________________
        CUSIP No(s). of such other Securities:__________________________________

   (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement: ____________________ CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:_________________________________________________

(4)     Beneficial Ownership of Other Securities of the Issuer or the Guarantor:

        Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuer or the Guarantor, other than the Securities listed above in Item (3).

        State any exceptions here:

(5)     Relationships with the Issuer or the Guarantor:

        Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer or the Guarantor (or any or their respective predecessors or affiliates) during the past three years.

        State any exceptions here:

(6)     Plan of Distribution:

        Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
        (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

        State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuer and the Guarantor in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) of the Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

        (i) To the Issuer:

                                                         _______________________
                                                         _______________________
                                                         _______________________
                                                         _______________________
                                                         _______________________

        (ii) With a copy to:

                                                         _______________________
                                                         _______________________
                                                         _______________________
                                                         _______________________
                                                         _______________________

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuer's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuer and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ________________

      __________________________________________________________________________
      Selling Securityholder
      (Print/type full legal name of beneficial owner of Registrable Securities)

      By: ______________________________________________________________________
      Name:
      Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE ISSUER'S COUNSEL AT:

                           _________________________
                           _________________________
                           _________________________
                           _________________________
                           _________________________

                                                            EXHIBIT 1 TO ANNEX A

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

J.P. Morgan Trust Company, National Association
Berkshire Hathaway Finance Corporation
c/o J.P. Morgan Trust Company, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

Attention: Trust Officer

        Re: Berkshire Hathaway Finance Corporation (the "Issuer")
            [TITLE OF SECURITIES]
            unconditionally and irrevocably guaranteed by
            Berkshire Hathaway Inc. (the "Guarantor")

Dear Sirs:

Please be advised that _________________ has transferred $______________________
aggregate principal amount of the above-referenced Senior Notes pursuant to an effective Registration Statement on Form S-3 (File No. 333-_____) filed by the Issuer and the Guarantor.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Senior Notes is named as a "Selling Holder" in the Prospectus dated [DATE] or in supplements thereto, and that the aggregate principal amount of the Senior Notes transferred are the Senior Notes listed in such Prospectus opposite such owner's name.

Dated:

                                                     Very truly yours,

                                                         _______________________
                                                         (Name)

                                                     By: _______________________
                                                         (Authorized Signature)